[Net Lease with Stops
                                                        for Taxes and Insurance]

                                 LEASE AGREEMENT

      THIS LEASE AGREEMENT is made this 24th day of February, 1997, between Security Capital Industrial Trust ("Landlord"), and the Tenant named below.

Tenant:                           Graham-Field Health Products, Inc.

Tenant's representative,          400 Rabro Drive East
address, and phone no.:           Hauppauge, New York 11788
                                  516-582-5900

Premises:                         That portion of the Building, containing
                                  approximately 20,147 rentable square feet, as determined by Landlord, as shown on Exhibit

Project:                          Airport Commons Distribution Center II

Building:                         Airport Commons Distribution Center II, 7447
                                  New Ridge Road, Suite #A, Hanover, Maryland
                                  21076

Tenant's Proportionate Share
of Project:                       6.53%

Tenant's Proportionate Share
of Building:                      27.98%

Lease Term:                       Beginning on the Commencement Date and ending
                                  on the last day of the 61st full calendar month thereafter.

Commencement Date:                The later to occur of March 15, 1997; or the
                                  substantial completion of Tenant Improvements as defined in Addendum 2

Initial Monthly Base Rent:                                       See Addendum #1

Initial Estimated Monthly         1. Utilities:            $N/A
Operating Expense Payments:
(estimates only and subject       2. Common Area Charges: $419.73
to adjustment to actual
costs and expenses according      3. Others:              $0.00
to the provisions of this
Lease)

Initial Estimated Monthly
Operating Expense Payments:                                             $419.73

Initial Monthly Base Rent and
Estimated Operating Expense Payments:                                 $7,974.86

Base Year:               1997

Security Deposit:        $0.00

Broker:                  Preston Partners/Grubb & Ellis

Addenda: Addendum 1 (Base Rent), Addendum 2 (Construction), Addendum 3 (Cap of Controllable Operating Expenses), Addendum 4 (Right of First Offer), Addendum 5 (Renewal Option), Addendum 6 (Indemnification), Addendum 7 (Cancellation Option), Addendum 8 (Environmental Remediation)

      1. Granting Clause. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof, Landlord leases to Tenant, and Tenant takes from Landlord, the Premises, to have and to hold for the Lease Term, subject to the terms, covenants and conditions of this Lease.

      2. Acceptance of Premises. Tenant shall accept the Premises, subject to all applicable laws, ordinances, regulations, covenants and restrictions. Landlord represents and warrants that, as of the Commencement Date, the Premises will be in compliance with all applicable laws, ordinances, regulations, covenants and restrictions, there will be in effect a certificate of substantial completion for the Building and that the plumbing, electrical and HVAC Systems will be in good working order. Landlord has made no representation or warranty as to the suitability of the Premises for the conduct of Tenant's business, and Tenant waives any implied warranty that the Premises are suitable for Tenant's intended purposes. Except as provided in Paragraph 10, in no event shall Landlord have any obligation for any defects in the Premises or any limitation on its use.

      3. Use. The Premises shall be used only for the purpose of receiving, storing, shipping and selling (but limited to wholesale sales) products, materials and merchandise made and/or distributed by Tenant and for such other lawful purposes as may be incidental thereto; provided, however, with Landlord's prior written consent, Tenant may also use the Premises for light manufacturing and light assembly. Tenant shall not conduct or give notice of any auction, liquidation, or going out of business sale on the Premises. Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises or subject the Premises to use that would damage the Premises. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise, or vibrations to emanate from the Premises, or take any other action that would constitute a nuisance or would disturb, unreasonably interfere with, or endanger Landlord or any tenants of the Project. Outside storage, including without limitation, storage of trucks and other vehicles, is prohibited without Landlord's prior written consent, except as otherwise set forth in this Lease. Tenant, at its sole expense, shall use and occupy the Premises in compliance with all laws, including, without limitation, the Americans With Disabilities Act, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises (collectively, "Legal Requirements"). The Premises shall not be used as a place of public accommodation under the Americans With Disabilities Act or similar state statutes or local ordinances or any regulations promulgated thereunder, all as may be amended from time to time. Tenant shall, at its expense, make any non-structural alterations or modifications, within or without the Premises, that are required by Legal Requirements related solely to Tenant's manner of use or occupation of the Premises. Landlord shall, at its expense, make any structural alterations or modifications, within or without the Premises, in addition to any non-structural exterior alterations or modification which are not related to Tenant's sole manner of use or occupation of the Premises, that are required by Legal Requirements. Tenant will not use or permit the Premises to be used for any purpose or in any manner that would void Tenant's or Landlord's insurance, increase the insurance risk, or cause the disallowance of any sprinkler credits. If any increase in the cost of any insurance on the Premises or the Project is caused by Tenant's manner of use or occupation of the Premises, then Tenant shall pay the amount of such increase to Landlord. Any occupation of the Premises by Tenant prior to the Commencement Date shall be subject to all obligations of Tenant under this Lease.

      4. Base Rent. Tenant shall pay Base Rent in the amount set forth above. The first month's Base Rent, and the first monthly installment of estimated Operating Expenses (as hereafter defined) shall be due and payable on the date hereof, and Tenant promises to pay to Landlord in advance, without demand, deduction or set-off (except as otherwise set forth in the Lease), monthly installments of Base Rent on or before the first day of each calendar month succeeding the Commencement Date. Payments of Base Rent for any fractional calendar month shall be prorated. All payments required to be made by Tenant to Landlord hereunder shall be payable at such address as Landlord may specify from time to time by written notice delivered in accordance herewith. The obligation of Tenant to pay Base Rent and other sums to Landlord and the obligations of Landlord under this Lease are independent obligations. Tenant shall have no right at any time to abate, reduce, or set-off any rent due hereunder except where expressly provided in this Lease. If Tenant is delinquent in any monthly installment of Base Rent beyond 10 days after the due date thereof, and after notice as provided below, Tenant shall pay to Landlord on demand a late charge equal to 5 percent of such delinquent sum. Tenant shall not be obligated to pay the late charge until Landlord has given Tenant 10 days written notice of the delinquent payment (which may be given at any time during the delinquency); provided, however, that such notice shall not be required more than twice in any 12-month period or four times over the term of the Lease. The provision for such late charge shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as a penalty or as limiting Landlord's remedies in any manner.

      5. Security Deposit. Intentionally deleted.

      6. Operating Expense Payments. During each month of the Lease Term, on the same date that Base Rent is due, Tenant shall pay Landlord an amount equal to 1/12 of the annual cost, as estimated by Landlord from time to time, of Tenant's Proportionate Share (hereinafter defined) of Operating Expenses for the Project. Payments thereof for any fractional calendar month shall be prorated. The term "Operating Expenses" means all costs and expenses incurred by Landlord with respect to the ownership, maintenance, and operation of the Project including, but not limited to costs of: utilities; maintenance, repair and replacement of all portions of the Project, including without limitation, paving and parking areas, roads, roofs, alleys, and driveways, mowing, landscaping, exterior painting, utility lines, heating, ventilation and air conditioning systems, lighting, electrical systems and mechanical and building systems; amounts paid to contractors and subcontractors for work or services performed in connection with any of the foregoing; charges or assessments of any association to which the Project is subject; fees payable to tax consultants and attorneys for consultation and contesting taxes; property management fees payable to a property manager, including any affiliate of Landlord, or if there is no property manager, an administration fee of 15 percent of Operating Expenses payable to Landlord; security services, if any; trash collection, sweeping and removal; and additions or alterations made by Landlord to the Project or the Building in order to comply with Legal Requirements

(other than those expressly required herein to be made by Tenant) or that are appropriate to the continued operation of the Project or the Building as a bulk warehouse facility in the market area, provided that the cost of such additions or alterations that are required to be capitalized for federal income tax purposes shall be amortized on a straight line basis over a period equal to the lesser of the useful life thereof for federal income tax purposes or 10 years. In addition, Operating Expenses shall include (i) the amount by which Taxes (hereinafter defined) for each calendar year during the Lease term exceeds Taxes for the Base Year, and (ii) the amount by which the cost of insurance maintained by Landlord for the Project for each calendar year during the Lease term exceeds the cost of such insurance for the Base Year. Operating Expenses do not include costs, expenses, depreciation or amortization for capital repairs and capital replacements required to be made by Landlord under Paragraph 10 of this Lease; costs for capital repairs and capital replacements which do not benefit Tenant; debt service under mortgages or ground rent under ground leases; costs of restoration to the extent of net insurance proceeds received by Landlord with respect thereto; leasing commissions; costs for which Landlord is reimbursed by individual tenants of the Project; any amount payable to any person or entity controlling, controlled by or under common control with Landlord to the extent such amount is in excess of amounts which would have been paid absent such relationship and in excess of current market rates; advertising and promotional expenses; to the extent that any employee of Landlord performs work or services other than for the Project, the reasonably allocable portion of his compensation with respect to work not performed in connection with the Project; professional fees incurred by Landlord in the preparation of leases or in disputes with tenants of the Project; or the costs of renovating space for tenants.

            If Tenant's total payments of Operating Expenses for any year are less than Tenant's Proportionate Share of actual Operating Expenses for such year, then Tenant shall pay the difference to Landlord within 30 days after demand, and if more, then Landlord shall retain such excess and credit it against Tenant's next payments. For purposes of calculating Tenant's Proportionate Share of Operating Expenses, a year shall mean a calendar year except the first year, which shall begin on the Commencement Date, and the last year, which shall end on the expiration of this Lease. With respect to Operating Expenses which Landlord allocates to the entire Project, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Project as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Project; and, with respect to Operating Expenses which Landlord allocates only to the Building, Tenant's "Proportionate Share" shall be the percentage set forth on the first page of this Lease as Tenant's Proportionate Share of the Building as reasonably adjusted by Landlord in the future for changes in the physical size of the Premises or the Building. Landlord may equitably increase Tenant's Proportionate Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project or Building that includes the Premises or that varies with occupancy or use. The estimated Operating Expenses for the Premises set forth on the first page of this Lease are only estimates, and Landlord makes no guaranty or warranty that such estimates will be accurate. Landlord shall provide to Tenant within 120 days following the last day of the calendar year Landlord's year-end common area maintenance reconciliation report.

            At any time within 6 months after Landlord has issued a statement of Operating Expenses payable by Tenant, but in no event more than once in a calendar year, and after at least 2 days prior written notice to Landlord, Tenant will have the right to review and audit the books and records of Landlord relating to such Operating Expenses during normal business hours and at the office of Landlord as indicated on the Lease. The audit will be conducted at Tenant's expense by a certified public accountant licensed in the state in which the Premises are situated. If Tenant's audit reveals that the Operating Expenses charged to Tenant exceed or were less than Tenant's Proportionate Share of the actual Operating Expenses, and such variance is confirmed by Landlord's certified public accountant, then Landlord will reimburse Tenant for any overcharge, or Tenant will pay to Landlord any undercharge, as applicable, promptly after such final determination. In the event of a confirmed overcharge of Operating Expenses to Tenant in excess of 10% of Tenant's Proportionate Share of actual Operating Expenses in such year, Landlord also shall reimburse Tenant for the reasonable cost of Tenant's audit, but not in excess of an amount equal to 100% of the overcharge.

      7. Utilities. Tenant shall pay for all water, gas, electricity, heat, light, power, telephone, sewer, sprinkler services, refuse and trash collection, and other utilities and services used on the Premises, all maintenance charges for utilities, and any storm sewer charges or other similar charges for utilities imposed by any governmental entity or utility provider, together with any taxes imposed on utility charges, penalties, surcharges or the like pertaining to Tenant's use of the Premises. Landlord agrees that, at Landlord's expense, all utilities will be separately metered, except for water, and charged directly to Tenant by the provider. Tenant shall pay its share of all charges for jointly metered utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of utilities shall result in the termination of this Lease or the abatement of rent. Tenant agrees to limit use of water and sewer for normal restroom use.

            Notwithstanding anything to the contrary contained in this Paragraph 7 of the Lease, if an interruption or cessation of utilities results from a cause within the Landlord's reasonable control and the Premises are not usable by Tenant for the conduct of Tenant's business as a result thereof, Base Rent and applicable Operating Expenses not actually incurred by Tenant shall be abated for the period which commences five (5) business days after the date Tenant gives to Landlord notice of such interruption until such utilities are restored.

      8. Taxes. Landlord shall pay on or before the due date the same are due and payable all taxes, assessments and governmental charges (collectively referred to as "Taxes") that accrue against the Project during the Lease Term. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens thereof. All capital levies or other taxes assessed or imposed on Landlord upon the rents payable to Landlord

      9. Insurance. Landlord shall maintain all risk property insurance covering the full replacement cost of the Building and commercial liability insurance. Landlord shall maintain commercial liability insurance, and may obtain such other insurance and additional coverages as it may deem necessary, including, but not limited to, rent loss insurance. All such insurance shall be in forms and amounts customary for properties substantially similar to the Project, subject to customary deductibles. The Project or Building may be included in a blanket policy (in which case the cost of such insurance allocable to the Project or Building will be determined by Landlord based upon the insurer's cost calculations).

            Tenant, at its expense, shall maintain during the Lease Term: all risk property insurance covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant's expense; worker's compensation insurance with no less than the minimum limits required by law; employer's liability insurance with such limits as required by law; and commercial liability insurance, with a minimum limit of $1,000,000 per occurrence and a minimum umbrella limit of $1,000,000, for a total minimum combined general liability and umbrella limit of $2,000,000 for property damage, personal injuries, or deaths of persons occurring in or about the Premises. The commercial liability policies shall name Landlord as an additional insured, insure on an occurrence and not a claims-made basis, be issued by insurance companies which are reasonably acceptable to Landlord, not be cancelable unless 30 days prior written notice shall have been given to Landlord, contain a hostile fire endorsement and a contractual liability endorsement and provide primary coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant's policies). Such policies or certificates thereof shall be delivered to Landlord by Tenant upon commencement of the Lease Term and upon each renewal of said insurance.

            The all risk property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, their officers, directors, employees, managers, agents, invitees and contractors, in connection with any loss or damage thereby insured against. Neither party nor its officers, directors, employees, managers, agents, invitees or contractors shall be liable to the other for loss or damage caused by any risk coverable by all risk property insurance, and each party waives any claims against the other party, and its officers, directors, employees, managers, agents, invitees and contractors for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its agents, employees and contractors shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever, including without limitation, damage caused in whole or in part, directly or indirectly, by the negligence of Landlord or its agents, employees or contractors.

      10. Landlord's Repairs. Landlord shall maintain, at its expense, the structural soundness of the roof, foundation, and exterior walls of the Building in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant excluded. The term "walls" as used in this Paragraph 10 shall not include windows, glass or plate glass, doors or overhead doors, special store fronts, dock bumpers, dock plates or levelers, or office entries. Tenant shall promptly give Landlord written notice of any repair required by Landlord pursuant to this Paragraph 10, after which Landlord shall have a reasonable opportunity to repair.

      11. Tenant's Repairs. Landlord, at Tenant's expense as provided in Paragraph 6, shall maintain in good repair and condition the parking areas and other common areas of the Building, including, but not limited to driveways, alleys, landscape and grounds surrounding the Premises. Subject to Landlord's obligation in Paragraph 10 and subject to Paragraphs 9 and 15, Tenant, at its expense, shall repair, replace and maintain in good condition all interior portions and dock areas of the Premises and all areas, improvements and systems exclusively serving the Premises including, without limitation, dock and loading areas, truck doors, plumbing, water, and sewer lines up to points of common connection, fire sprinklers and fire protection systems, entries, doors, ceilings and roof membrane, windows, interior walls, and the interior side of demising walls, and heating, ventilation and air conditioning systems. Such repair and replacements include capital expenditures and repairs whose benefit may extend beyond the Term. Heating, ventilation and air conditioning systems and other mechanical and building systems serving the Premises shall be maintained at Tenant's expense pursuant to maintenance service contracts entered into by Tenant or maintained by equivalent maintenance personnel under the employment of Tenant provided that Tenant provides Landlord, upon Landlord's request, documentation of such maintenance performed by such maintenance personnel, or, at Landlord's election, by Landlord. The scope of services and contractors under such maintenance contracts shall be reasonably approved by Landlord. If Tenant fails to perform any repair or replacement for which it is responsible, Landlord may perform such work and be reimbursed by Tenant within 10 days after demand therefor. Subject to Paragraphs 9 and 15, Tenant shall bear the full cost of any repair or replacement to any part of the Building or Project that results from damage caused by Tenant, its agents, contractors, or invitees and any repair that benefits only the Premises.

      12. Tenant-Made Alterations and Trade Fixtures. Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises ("Tenant-Made Alterations") which exceed $15,000 or which effect the roof, structure, utility systems or mechanical components of the Building shall be subject to Landlord's prior written consent. Tenant shall cause, at its expense, all Tenant-Made Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expense any alteration or modification required by Legal Requirements as a result of any Tenant-Made Alterations. All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Tenant-Made Alterations shall be submitted to Landlord for its approval. Landlord may monitor construction of the Tenant-Made Alterations. Tenant shall reimburse Landlord for its costs up to $500.00 in reviewing plans and specifications and in monitoring construction, subject to Landlord giving prior written notice. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules and regulations. Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying

      12. Tenant-Made Alterations and Trade Fixtures. Any alterations, additions, or improvements made by or on behalf of Tenant to the Premises ("Tenant-Made Alterations") which exceed $15,000 or which effect the roof, structure, utility systems or mechanical components of the Building shall be subject to Landlord's prior written consent. Tenant shall cause, at its expense, all Tenant-Made Alterations to comply with insurance requirements and with Legal Requirements and shall construct at its expense any alteration or modification required by Legal Requirements as a result of any Tenant-Made Alterations. All Tenant-Made Alterations shall be constructed in a good and workmanlike manner by contractors reasonably acceptable to Landlord and only good grades of materials shall be used. All plans and specifications for any Tenant-Made Alterations shall be submitted to Landlord for its approval. Landlord may monitor construction of the Tenant-Made Alterations. Tenant shall reimburse Landlord for its costs up to $500.00 in reviewing plans and specifications and in monitoring construction, subject to Landlord giving prior written notice. Landlord's right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to see that such plans and specifications or construction comply with applicable laws, codes, rules and regulations. Tenant shall provide Landlord with the identities and mailing addresses of all persons performing work or supplying materials, prior to beginning such construction, and Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all work free and clear of liens and shall provide certificates of insurance for worker's compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Tenant-Made Alterations, Tenant shall deliver to Landlord sworn statements setting forth the names of all contractors and subcontractors who did work on the Tenant-Made Alterations and final lien waivers from all such contractors and subcontractors. Upon surrender of the Premises, all Tenant-Made Alterations and any leasehold improvements constructed by Landlord or Tenant shall remain on the Premises as Landlord's property, except to the extent Landlord's requires removal at Tenant's expense of any such items or Landlord and Tenant have otherwise agreed in writing in connection with Landlord's consent to any Tenant-Made Alterations. Tenant shall repair any damage caused by such removal.

            Tenant, at its own cost and expense and without Landlord's prior approval, may erect such shelves, bins, machinery and trade fixtures (collectively "Trade Fixtures") in the ordinary course of its business provided that such items do not alter the basic character of the Premises, do not overload or damage the Premises, and the construction, erection, and installation thereof complies with all Legal Requirements and with Landlord's requirements set forth above. Tenant shall remove its Trade Fixtures and shall repair any damage caused by such removal.

      13. Signs. Tenant shall not make any changes to the exterior of the Premises, install any exterior lights, decorations, balloons, flags, pennants, banners, or painting, or erect or install any signs, windows or door lettering, placards, decorations, or advertising media of any type which can be viewed from the exterior of the Premises, without Landlord's prior written consent. Upon surrender or vacation of the Premises, Tenant shall have removed all signs and repair, paint, and/or replace the building facia surface to which its signs are attached. Tenant shall obtain all applicable governmental permits and approvals for sign and exterior treatments. All signs, decorations, advertising media, blinds, draperies and other window treatment or bars or other security installations visible from outside the Premises shall be subject to Landlord's approval and conform in all respects to Landlord's requirements as outlined in Exhibit B.

      14. Parking. Tenant shall be entitled to park in common with other tenants of the Project in those areas designated for nonreserved parking. Landlord may allocate parking spaces among Tenant and other tenants in the Project if Landlord determines that such parking facilities are becoming crowded. Landlord shall not be responsible for enforcing Tenant's parking rights against any third parties. Landlord acknowledges and agrees that Tenant shall be permitted to park up to 15 cars, vans, straight bed trucks, tractor trailers, tractor cabs or combination thereof on the Premises with the straight trucks, tractor trailers and tractor cabs to be parked only in the front and side of the Building in alignment with and immediately adjacent to the Premises, so long as they do not interfere with other tenants, in which case the number shall be reduced to 14. In no event whatsoever shall Tenant's parking of vehicles, trucks, vans or automobiles encroach on the Project's Fire Lane.

      15. Restoration. If at any time during the Lease Term the Premises are damaged by a fire or other casualty, Landlord shall notify Tenant within 60 days after such damage as to the amount of time Landlord reasonably estimates it will take to restore the Premises. If the restoration time is estimated to exceed 6 months, either Landlord or Tenant may elect to terminate this Lease upon notice to the other party given no later than 30 days after Landlord's notice. If neither party elects to terminate this Lease or if Landlord estimates that restoration will take 6 months or less, then, subject to receipt of sufficient insurance proceeds, Landlord shall promptly restore the Premises excluding the improvements installed by Tenant or by Landlord and paid by Tenant, subject to delays arising from the collection of insurance proceeds or from Force Majeure events. Tenant at Tenant's expense shall promptly perform, subject to delays arising from the collection of insurance proceeds, or from Force Majeure events, all repairs or restoration not required to be done by Landlord and shall promptly re-enter the Premises and commence doing business in accordance with this Lease. Notwithstanding the foregoing, either party may terminate this Lease if the Premises are damaged during the last year of the Lease Term and Landlord reasonably estimates that it will take more than one month to repair such damage. Tenant shall pay to Landlord with respect to any damage to the Premises the amount of the commercially reasonably deductible under Landlord's insurance policy (up to $10,000) within 10 days after presentment of Landlord's invoice. If the damage involves the premises of other tenants, Tenant shall pay the portion of the deductible that the cost of the restoration of the Premises bears to the total cost of restoration, as determined by Landlord. Base Rent and Operating Expenses shall be abated for the period of repair and restoration in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the

Premises. Such abatement shall be the sole remedy of Tenant, and except as provided herein, Tenant waives any right to terminate the Lease by reason of damage or casualty loss.

      16. Condemnation. If any part of the Premises or the Project should be taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a "Taking" or "Taken"), and the Taking would prevent or materially interfere with Tenant's use of the Premises or in Landlord's judgment would materially interfere with or impair its ownership or operation of the Project, then upon written notice by either party this Lease shall terminate and Base Rent and Operating Expenses shall be apportioned as of said date. Notwithstanding the foregoing, either party may terminate this Lease if any part of the Premises are taken during the last year of the Lease Term. If part of the Premises shall be Taken, and this Lease is not terminated as provided above, the Base Rent and Operating Expenses payable hereunder during the unexpired Lease Term shall be reduced to such extent as may be fair and reasonable under the circumstances. In the event of any such Taking, Landlord shall be entitled to receive the entire price or award from any such Taking without any payment to Tenant, and Tenant hereby assigns to Landlord Tenant's interest, if any, in such award. Tenant shall have the right, to the extent that same shall not diminish Landlord's award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant's Trade Fixtures, if a separate award for such items is made to Tenant.

      17. Assignment and Subletting. Without Landlord's prior written consent, Tenant shall not assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises and any attempt to do any of the foregoing shall be void and of no effect. For purposes of this paragraph, a transfer of the ownership interests controlling Tenant shall be deemed an assignment of this Lease unless such ownership interests are publicly traded. Notwithstanding the above, Tenant may assign or sublet the Premises, or any part thereof, to any entity controlling Tenant, controlled by Tenant or under common control with Tenant (a "Tenant Affiliate"), without the prior written consent of Landlord. Tenant shall reimburse Landlord for all of Landlord's reasonable out-of-pocket expenses in connection with any assignment or sublease. Upon Landlord's receipt of Tenant's written notice of a desire to assign or sublet the Premises, or any part thereof (other than to a Tenant Affiliate), Landlord may, by giving written notice to Tenant within 30 days after receipt of Tenant's notice, terminate this Lease with respect to the space described in Tenant's notice, as of the date specified in Tenant's notice for the commencement of the proposed assignment or sublease.

            Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent and for compliance with all of Tenant's other obligations under this Lease (regardless of whether Landlord's approval has been obtained for any such assignments or sublettings). In the event that the rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto) exceeds the rental payable under this Lease, then Tenant shall be bound and obligated to pay Landlord as additional rent hereunder all such excess rental and other excess consideration within 10 days following receipt thereof by Tenant.

            If this Lease be assigned or if the Premises be subleased (whether in whole or in part) or in the event of the mortgage, pledge, or hypothecation of Tenant's leasehold interest or grant of any concession or license within the Premises or if the Premises be occupied in whole or in part by anyone other than Tenant, then upon a default by Tenant hereunder beyond any applicable notice and grace period as set forth in this Lease Landlord may collect rent from the assignee, sublessee, mortgagee, pledgee, party to whom the leasehold interest was hypothecated, concessionee or licensee or other occupant and, except to the extent set forth in the preceding paragraph, apply the amount collected to the next rent payable hereunder; and all such rentals collected by Tenant shall be held in trust for Landlord and immediately forwarded to Landlord. No such transaction or collection of rent or application thereof by Landlord, however, shall be deemed a waiver of these provisions or a release of Tenant from the further performance by Tenant of its covenants, duties, or obligations hereunder.

            Notwithstanding anything to the contrary in this Paragraph 17, provided no default has occurred and is continuing under this Lease, upon 10 days prior written notice to Landlord, Tenant may, without Landlord's prior written consent, assign this Lease to an entity into which Tenant is merged or consolidated or to an entity to which substantially all of Tenant's assets are transferred, provided such merger, consolidation, or transfer of assets is for a good business purpose and not principally for the purpose of transferring Tenant's leasehold estate.

      18. Indemnification. Except for the negligence of Landlord, its agents, employees or contractors, and to the extent permitted by law, Tenant agrees to indemnify, defend and hold harmless Landlord, and Landlord's agents, employees and contractors, from and against any and all losses, liabilities, damages, costs and expenses (including attorneys' fees) resulting from claims by third parties for injuries to any person and damage to or theft or misappropriation or loss of property occurring in or about the Project and arising from the use and occupancy of the Premises or from any activity, work, or thing done, permitted or suffered by Tenant in or about the Premises or due to any other act or omission of Tenant, its subtenants, assignees, invitees, employees, contractors and agents. The furnishing of insurance required hereunder shall not be deemed to limit Tenant's obligations under this Paragraph 18.

      19. Inspection and Access. Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time and upon reasonable prior notice (except for emergency situations) to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease and for any other business purpose. Landlord and Landlord's representatives may enter the Premises during business hours upon reasonable prior notice for the purpose of showing the Premises to prospective purchasers and, during the last year of the Lease Term, to prospective tenants. Landlord may not erect a suitable sign on the Premises stating the Premises are available to let or that the Project is available for sale. Landlord may grant easements, make public dedications, designate common areas and create restrictions on or about the Premises, provided that no such easement, dedication, designation or restriction materially interferes with Tenant's use or occupancy of the Premises. At Landlord's request, Tenant shall execute such instruments as may be necessary for such easements, dedications or restrictions.

      20. Quiet Enjoyment. If Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant, Tenant shall, subject to the terms of this Lease, at all times during the Lease Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

      21. Surrender. Upon termination of the Lease Term or earlier termination of Tenant's right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Paragraphs 15 and 16 excepted. Any Trade Fixtures, Tenant-Made Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant's expense, and Tenant waives all claims against Landlord for any damages resulting from Landlord's retention and disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Lease Term shall survive the termination of the Lease Term, including without limitation, indemnity obligations, payment obligations with respect to Operating Expenses and obligations concerning the condition and repair of the Premises, provided, however, that any claim therefor must be made within 12 months after the termination of this Lease, with the exception of environmental claims or issues.

      22. Holding Over. If Tenant retains possession of the Premises after the termination of the Lease Term, unless otherwise agreed in writing, such possession shall be subject to immediate termination by Landlord at any time, and all of the other terms and provisions of this Lease (excluding any expansion or renewal option or other similar right or option) shall be applicable during such holdover period, except that Tenant shall pay Landlord from time to time, upon demand, as Base Rent for the holdover period, an amount equal to 150% of the Base Rent in effect on the termination date, computed on a monthly basis for each month or part thereof during such holding over. All other payments shall continue under the terms of this Lease. In addition, Tenant shall be liable for all damages incurred by Landlord as a result of such holding over, except to the extent such damages are a result of Force Majeure. No holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease except as otherwise expressly provided, and this Paragraph 22 shall not be construed as consent for Tenant to retain possession of the Premises.

      23. Events of Default. Each of the following events shall be an event of default ("Event of Default") by Tenant under this Lease:

            (i) Tenant shall fail to pay any installment of Base Rent or any other payment required herein when due, and such failure shall continue for a period of 10 days after notice from Landlord to Tenant that such payment was due; provided, however, that Landlord shall not be obligated to provide written notice of such failure more than 2 times in any consecutive 12-month period, and the failure of Tenant to pay any fourth or subsequent installment of Base Rent or any other payment required herein when due in any consecutive 12-month period shall constitute an Event of Default by Tenant under this Lease without the requirement of notice or opportunity to cure.

            (ii) Tenant shall (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a "proceeding for relief"); (C) become the subject of any proceeding for relief which is not dismissed within 60 days of its filing or entry; or (D) the or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

            (iii) Any insurance required to be maintained by Tenant pursuant to this Lease shall be cancelled or terminated or shall expire or shall be reduced or materially changed, except, in each case, as permitted in this Lease.

            (iv) Tenant shall not occupy or shall vacate the Premises or shall fail to continuously operate its business at the Premises for the permitted use set forth herein, whether or not Tenant is in monetary or other default under this Lease. Tenant's vacating of the Premises shall not constitute an Event of Default if, prior to vacating the Premises, Tenant has made arrangements reasonably acceptable to Landlord to (a) insure that Tenant's insurance for the Premises will not be voided or cancelled with respect to the Premises as a result of such vacancy, (b) insure that the Premises are secured and not subject to vandalism, and (c) insure that the Premises will be properly maintained after such vacation. Tenant shall inspect the Premises at least once each month and report monthly in writing to Landlord on the condition of the Premises.

            (v) There shall occur any assignment, subleasing or other transfer of Tenant's interest in or with respect to this Lease except as otherwise permitted in this Lease.

            (vi) Tenant shall fail to discharge or post security against any lien placed upon the Premises in violation of this Lease within 30 days after notice to Tenant of any such lien or encumbrance is filed against the Premises.

            (vii) Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Paragraph 23, and except as otherwise expressly provided therein, such default shall continue for more than 30 days after Landlord shall have given Tenant written notice of such default, unless such default cannot be cured within 30 days provided Tenant commences and diligently pursues said cure and completes the cure within 90 days, except that with respect to any default under Paragraph 30, the time for completion of the cure shall be within the time set forth by the applicable regulatory agency..

      24. Landlord's Remedies. Upon each occurrence of an Event of Default and so long as such Event of Default shall be continuing, Landlord may at any time thereafter at its election: terminate this Lease or Tenant's right of possession, (but Tenant shall remain liable as hereinafter provided) and/or pursue any other remedies at law or in equity. Upon the termination of this Lease or termination of Tenant's right of possession, it shall be lawful for Landlord, without formal demand or notice of any kind, to re-enter the Premises by summary dispossession proceedings or any other action or proceeding authorized by law and to remove Tenant and all persons and property therefrom. If Landlord re-enters the Premises, Landlord shall have the right to remove and store all of the furniture, fixtures and equipment at the Premises.

            If Landlord terminates this Lease, Landlord may recover from Tenant the sum of: (i) all Base Rent and all other amounts accrued hereunder to the date of such termination; (ii) the cost of reletting the whole or any part of the Premises, including without limitation brokerage fees and/or leasing commissions incurred by Landlord, and costs of removing and storing Tenant's or any other occupant's property, repairing, altering, remodeling, or otherwise putting the Premises into condition acceptable to a new tenant or tenants, and all reasonable expenses incurred by Landlord in pursuing its remedies, including reasonable attorneys' fees and court costs; and (iii) the excess of the then present value of the Base Rent and other amounts payable by Tenant under this Lease as would otherwise have been required to be paid by Tenant to Landlord during the period following the termination of this Lease measured from the date of such termination to the expiration date stated in this Lease, over the present value of any net amounts which Tenant establishes Landlord can reasonably expect to recover by reletting the Premises for such period, taking into consideration the availability of acceptable tenants and other market conditions affecting leasing; provided, however, in no event shall Tenant be liable under the computation provided for in this subparagraph (iii) for an amount greater than the amount equal to the sum of the Base Rent and Operating Expenses payable for 12 months by Tenant under the terms of this Lease. Such present values shall be calculated at a discount rate equal to the 90-day U.S. Treasury bill rate at the date of such termination.

            If Landlord terminates Tenant's right of possession (but not this Lease), Landlord shall use commercially reasonable efforts to relet the Premises for the account of Tenant for such rent and upon such terms as shall be satisfactory to Landlord without thereby releasing Tenant from any liability hereunder and without demand or notice of any kind to Tenant; provided, however,
(a) Landlord shall not be obligated to accept any tenant proposed by Tenant, (b) Landlord shall have the right to lease any other space controlled by Landlord first, and (c) any proposed tenant shall meet all of Landlord's leasing criteria. For the purpose of such reletting Landlord is authorized to make any repairs, changes, alterations, or additions in or to the Premises as Landlord deems reasonably necessary or desirable. If the Premises are not relet, then Tenant shall pay to Landlord as damages a sum equal to the amount of the rental reserved in this Lease for such period or periods, plus the cost of recovering possession of the Premises (including attorneys' fees and costs of suit), the unpaid Base Rent and other amounts accrued hereunder at the time of repossession, and the costs incurred in any attempt by Landlord to relet the Premises. If the Premises are relet and a sufficient sum shall not be realized from such reletting [after first deducting therefrom, for retention by Landlord, the unpaid Base Rent and other amounts accrued hereunder at the time of reletting, the cost of recovering possession (including attorneys' fees and costs of suit), all of the costs and expense of repairs, changes, alterations, and additions, the expense of such reletting (including without limitation brokerage fees and leasing commissions) and the cost of collection of the rent accruing therefrom] to satisfy the rent provided for in this Lease to be paid, then Tenant shall immediately satisfy and pay any such deficiency. Any such payments due Landlord shall be made upon demand therefor from time to time and Tenant agrees that Landlord may file suit to recover any sums falling due from time to time. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.

            Exercise by Landlord of any one or more remedies hereunder granted or otherwise available shall not be deemed to be an acceptance of surrender of the Premises and/or a termination of this Lease by Landlord, whether by agreement or by operation of law, it being understood that such surrender and/or termination can be effected only by the written agreement of Landlord and Tenant. Any law, usage, or custom to the contrary notwithstanding, Landlord shall have the right at all times to enforce the provisions of this Lease in strict accordance with the terms hereof; and the failure of Landlord at any time to enforce its rights under this Lease strictly in accordance with same shall not be construed as having created a custom in any way or manner contrary to the specific terms, provisions, and covenants of this Lease or as having modified the same. Tenant and Landlord further agree that forbearance or waiver by Landlord to enforce its rights pursuant to this Lease or at law or in equity, shall not be a waiver of Landlord's right to enforce one or more of its rights in connection with any subsequent default. A receipt by Landlord of rent or other payment with knowledge of the breach of any covenant hereof shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Lease shall be deemed to have been made unless expressed in writing and signed by Landlord. To the greatest extent permitted by law, Tenant waives the service of notice of Landlord's intention to re-enter as provided for in any statute, or to institute legal proceedings to that end, and also waives all right of redemption in case Tenant shall be dispossessed by a judgment or by warrant of any court or judge. The terms "enter," "re-enter," "entry" or "re-entry," as used in this Lease, are not restricted to their technical legal meanings. Any reletting of the Premises shall be on such terms and conditions as Landlord in its sole discretion may determine (including without limitation a term different than the remaining Lease Term, rental concessions, alterations and repair of the Premises, lease of less than the entire Premises to any tenant and leasing any or all other portions of the Project before reletting the Premises). Landlord shall not be liable, nor shall Tenant's obligations hereunder be diminished because of, Landlord's failure to relet the Premises or collect rent due in respect of such reletting, provided Landlord uses commercially reasonable efforts to relet the Premises.

      25. Tenant's Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary, provided that Landlord commences and diligently pursues the cure of such default). All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise provided in this Lease, Tenant may not terminate this Lease for breach of Landlord's obligations hereunder. All such obligations of Landlord under this Lease will be binding upon Landlord only during the period of its ownership of the Premises and not thereafter, provided that Landlord's transferee assumes all obligations of Landlord under this Lease, including those accruing prior to such transfer. The term "Landlord" in this Lease shall mean only the owner, for the time being of the Premises, and in the event of the transfer by such owner of its interest in the Premises, such owner shall thereupon be released and discharged from all obligations of Landlord thereafter accruing, but such obligations shall be binding during the Lease Term upon each new owner for the duration of such owner's ownership. Any liability of Landlord under this Lease shall be limited solely to its interest in the Project, and in no event shall any personal liability be asserted against Landlord in connection with this Lease nor shall any recourse be had to any other property or assets of Landlord.

            If Landlord is in default under the Lease as hereinabove described, Tenant also shall have the right to take such commercially reasonable actions as Tenant deems necessary to cure Landlord's default and, if Landlord fails to reimburse Tenant for the reasonable costs, fees and expenses incurred by Tenant in taking such curative actions within 30 days after demand therefor, accompanied by supporting evidence of the expenses incurred by Tenant, bring an action for damages against Landlord to recover such costs, fees and expenses, together with interest thereon at the rate provided for in Paragraph 37(1) of the Lease, and reasonable attorney's fees incurred by Tenant in bringing such action for damages. In no event, however, shall Tenant have a right to terminate the Lease.

      26. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

      27. Subordination. Provided that Tenant receives a non-disturbance agreement, this Lease and Tenant's interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any first mortgage, now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the holder of any such mortgage, to attorn to any such holder, provided that Tenant receives a non-disturbance agreement. Tenant agrees upon demand to execute, acknowledge and deliver such instruments, confirming such subordination and such instruments of attornment as shall be requested by any such holder, provided that Tenant receives a non-disturbance agreement. Notwithstanding the foregoing, any such holder may at any time subordinate its mortgage to this Lease, without Tenant's consent, by notice in writing to Tenant, and thereupon this Lease shall be deemed prior to such mortgage without regard to their respective dates of execution, delivery or recording and in that event such holder shall have the same rights with respect to this Lease as though this Lease had been executed prior to the execution, delivery and recording of such mortgage and had been assigned to such holder. The term "mortgage" whenever used in this Lease shall be deemed to include deeds of trust, security assignments and any other encumbrances, and any reference to the "holder" of a mortgage shall be deemed to include the beneficiary under a deed of trust.

            Tenant shall not be obligated to subordinate the Lease or its interest therein to any future mortgage, deed of trust or ground lease on the Project unless concurrently with such subordination the holder of such mortgage or deed of trust or the ground lessor under such ground lease agrees not to disturb Tenant's possession of the Premises under the terms of the Lease in the event such holder or ground lessor acquires title to the Premises through foreclosure, deed in lieu of foreclosure or otherwise. Tenant shall be solely responsible for any fees or expenses charged by the holder of such mortgage or deed of trust in connection with the granting of such non-disturbance agreement.

      28. Mechanic's Liens. Tenant has no express or implied authority to create or place any lien or encumbrance of any kind upon, or in any manner to bind the interest of Landlord or Tenant in, the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed at Tenant's request on the Premises and that it will save and hold Landlord harmless from all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the interest of Landlord in the Premises or under this Lease. Tenant shall give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises as a result of work performed by Tenant, Tenant's employees or contractors, or Tenant's agent, and cause such lien or encumbrance to be discharged within 30 days of the notice of filing or recording thereof; provided, however, Tenant may contest such liens or encumbrances as long as such contest prevents foreclosure of the lien or encumbrance and Tenant causes such lien or encumbrance to be bonded or insured over in a manner satisfactory to Landlord within such 30 day period.

      29. Estoppel Certificates. Landlord and Tenant agree, from tune to time, within 10 days after request of the other, to execute and deliver to the requesting party, or its designee, any estoppel certificate requested by the other, stating that this Lease is in full force and effect, the date to which rent has been paid, that the requesting party is not in default hereunder (or specifying in detail the nature of the requesting party's default), the termination date of this Lease and such other matters pertaining to this Lease as may be requested by the requesting party. The obligation to furnish each estoppel certificate in a timely fashion is a material inducement for the parties execution of this Lease. No cure or grace period provided in this Lease shall apply to obligations to timely deliver an estoppel certificate.

      30. Environmental Requirements. Except for Hazardous Material contained in products used by Tenant in de minimis quantities for ordinary cleaning, office purposes, and distributing products in their original and unopened packaging, Tenant shall not permit or cause any party to bring any Hazardous Material upon the Premises or transport, store, use, generate, manufacture or release any Hazardous Material in or about the Premises without Landlord's prior written consent. Tenant, at its sole cost and expense, shall operate its business in the Premises in strict compliance with all Environmental Requirements, and shall remediate in a manner satisfactory to Landlord any Hazardous Materials released on or from the Project by Tenant, its agents, employees, contractors, subtenants or invitees. Tenant shall complete and certify to disclosure statements as requested by Landlord from time to time relating to Tenant's transportation, storage, use, generation, manufacture, or release of Hazardous Materials on the Premises. The term "Environmental Requirements" means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any governmental authority or agency regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. The term "Hazardous Materials" means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the "operator" of Tenant's "facility" and the "owner" of all Hazardous Materials brought on the Premises by Tenant, its agents, employees, contractors or invitees, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

            Tenant shall indemnify, defend, and hold Landlord harmless from and against any and all losses (including, without limitation, diminution in value of the Premises or the Project and loss of rental income from the Project), claims, demands, actions, suits, damages (including, without limitation, punitive damages), expenses (including, without limitation, remediation, removal, repair, corrective action, or cleanup expenses), and costs (including, without limitation, actual attorneys' fees, consultant fees or expert fees and including, without limitation, removal or management of any asbestos brought into the Premises in breach of the requirements of this Paragraph 30, regardless of whether such removal or management is required by law) which are brought or recoverable against, or suffered or incurred by Landlord as a result of any release of Hazardous Materials for which Tenant is obligated to remediate as provided above or any other breach of the requirements under this Paragraph 30 by Tenant, its agents, employees, contractors, subtenants, assignees or invitees, regardless of whether Tenant had knowledge of such noncompliance. The obligations of Tenant under this Paragraph 30 shall survive any termination of this Lease.

            Landlord shall have access to, and a right to perform inspections and tests of, the Premises to determine Tenant's compliance with Environmental Requirements, its obligations under this Paragraph 30, or the environmental condition of the Premises. Access shall be granted to Landlord upon Landlord's prior notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant's operations. Such inspections and tests shall be conducted at Landlord's expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Landlord's receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord holds against Tenant.

            Tenant shall have no liability of any kind to Landlord as to Hazardous Materials on the Premises caused or permitted by: (i) Landlord, its agents, employees, contractors or invitees; or (ii) any other tenants in the Project or their agents, employees, contractors, subtenants, assignees or invitees; or (iii) any other person or entity located outside of the Premises or the Project.

      31. Rules and Regulations. Tenant shall, at all times during the Lease Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto. In the event of any conflict between said rules and regulations and other provisions of this Lease, the other terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project, but shall enforce such rules and regulations uniformly throughout the Project.

      32. Security Service. Tenant acknowledges and agrees that, while Landlord may patrol the Project, Landlord is not providing any security services with respect to the Premises and that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage suffered or incurred by Tenant in connection with any unauthorized entry into the Premises or any other breach of security with respect to the Premises, except caused by the negligence of Landlord, or its employees, agents or contractors.

      33. Force Majeure. Except for monetary obligations, Landlord and Tenant shall not be held responsible for delays in the performance of its obligations hereunder when caused by strikes, lockouts, labor disputes, acts of God, inability to obtain labor or materials or reasonable substitutes therefor, governmental restrictions, governmental regulations, governmental controls, delay in issuance of permits, enemy or hostile governmental action, civil commotion, fire or other casualty, and other causes beyond the reasonable control of Landlord or Tenant ("Force Majeure").

      34. Entire Agreement. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof. No representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations are superseded by this Lease. This Lease may not be amended except by an instrument in writing signed by both parties hereto.

      35. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby. It is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added, as a part of this Lease, a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

      36. Brokers. Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the broker, if any, set forth on the first page of this Lease, and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Landlord agrees to pay the brokers set forth on the first page of this Lease and agrees to indemnify and hold Tenant harmless from and against any monetary claims by the brokers set forth on the first page of this Lease, such indemnity to include attorney's fees.

      37. Miscellaneous. (a) Any payments or charges due from Tenant to Landlord hereunder shall be considered rent for all purposes of this Lease.

      (b) If and when included within the term "Tenant," as used in this instrument, there is more than one person, firm or corporation, each shall be jointly and severally liable for the obligations of Tenant.

      (c) All notices required or permitted to be given under this Lease shall be in writing and shall be sent by registered or certified mail, return receipt requested, or by a reputable national overnight courier service, postage prepaid, or by hand delivery addressed to the parties at their addresses below, and with a copy sent to Landlord at 14100 East 35th Place, Aurora, Colorado 80011 and to Tenant at 400 Rabro Drive East, Hauppauge, New York 11788,
Attention: Legal Department. Either party may by notice given aforesaid change its address for all subsequent notices. Except where otherwise expressly provided to the contrary, notice shall be deemed given upon delivery.

      (d) Except as otherwise expressly provided in this Lease or as otherwise required by law, Landlord retains the absolute right to withhold any consent or approval.

      (e) Intentionally deleted.

      (f) Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, and upon request by Landlord Tenant will execute, a memorandum of lease.

      (g) The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto.

      (h) The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

      (i) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

      (j) Any amount not paid by Tenant within 10 days after notice from Landlord to Tenant that such payment was due (except that Landlord shall not be obligated to provide written notice of such failure more than 2 times in any consecutive 12-month period or four times over the term of the Lease) and in accordance with the terms of this Lease shall bear interest from such due date until paid in full at the lesser of the highest rate permitted by applicable law or 15 percent per year. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken , reserved, or received with respect to this Lease, then it is Landlord's and Tenant's express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

      (k) Construction and interpretation of this Lease shall be governed by the laws of the state in which the Project is located, excluding any principles of conflicts of laws.

      (l) Time is of the essence as to the performance of Tenant's and Landlord's obligations under this Lease.

      (m) All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. In the event of any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control.

      38. Landlord's Lien/Security Interest. Intentionally deleted.

      39. Limitation of Liability of Trustees, Shareholders, and Officers of Security Capital Industrial Trust. Any obligation or liability whatsoever of Security Capital Industrial Trust, a Maryland real estate investment trust, which may arise at any time under this Lease or any obligation or liability which may be incurred by it pursuant to any other instrument, transaction, or undertaking contemplated hereby shall not be personally binding upon, nor shall resort for the enforcement thereof be had to the property of, its trustees, directors, shareholders, officers, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort, or otherwise.

      IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.



TENANT:                                  LANDLORD:

Graham-Field Health Products, Inc.       Security Capital Industrial Trust


By: [Illegible]                          By: /s/ Walter C. Rahowich
----------------------------------       -------------------------------------
Title: Vice President, General           Title: Senior Vice President
       Counsel

Address:                                 Address:

400 Rabro Drive East                     5200 Eisenhower Avenue

                                         2nd Floor

Hauppauge, New York 11788                Alexandria, Virginia 22304

                              Rules and Regulations

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or its agents, or used by them for any Purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for seeing-eye dogs, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant's expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no "For Sale" or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord and as set forth in this Lease.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord's consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

                                    EXHIBIT A

                       AIRPORT COMMONS DISTRIBUTION CENTER

                   7445 NEW RIDGE ROAD o HANOVER, MARYLAND







                                   [Site Plan]

                                    EXHIBIT B
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                  ("LANDLORD")

                                  SIGN CRITERIA

I.    INTRODUCTION

      The intent of this sign criteria is to establish and maintain guidelines consistent with the signage policies of the Landlord and the City or County as appropriate. Further, the purpose is to assure a standard conformance for the design, size, fabrication techniques, and materials for signage for the project and for tenant identification.

II.   GENERAL REQUIREMENTS

      A. Each Tenant sign shall be designed, fabricated and installed in accordance with this sign criteria and consistent with the Sign Code of the City or County as amended from time to time by the governing authority.

      B. Landlord's written approval of Design Drawings, and Working Shop Drawings is required prior to the commencement of Tenant sign construction.

      C. Sign permits must be obtained from the City or County prior to installation of signage.

      D. Signs installed without written approval of the Landlord or the appropriate city permit may be subject to removal and proper reinstallation at Tenant's expense. Damage may be assessed to cover costs of repairs to sign band or removal of signage resulting from unapproved installations.

      E. Tenant and his sign contractor shall repair any damage caused during installation of signage.

      F. No labels shall be permitted on the exposed surface of signs, except those required by local ordinance. Those required must be installed in an inconspicuous location, as approved by Landlord.

      G.    Flashing, strobing, moving or audible signs are not permitted.

      H. No window signs with the exception of suit numbers are permitted without the express approval of Landlord.

      I.    No portable signs are to be displayed on site.

      J. No secondary exterior signs are to be placed on building wall elevations.

      K. No freestanding and/or pylon type exterior signs will be permitted without Landlord's prior approval.

III.  TENANT RESPONSIBILITIES

      Each Tenant shall, at its own expense, provide and maintain its own identification sign in accordance with specifications noted herein.

IV.   FASCIA-MOUNTED EXTERIOR SIGN

      A. A sign fascia area will be provided for each Tenant at the panels above the storefront lease line. Each Tenant sign and/or logo sign shall be mounted in this space in conformance with the attached sign exhibits. Refer to Exhibits "A-l", "B-l" and "C".

      B. Each Tenant will be allowed to have only one wall-mounted sign. Any variance to the quantity, size, mounting method will be allowed only upon Landlord's written approval.

      C. The sign panel shall be .080 aluminum pan type sign with an acrylic urethane finish. The specified size of the sign shall be:

            (1) 4' x 14' or length denoted in Exhibit "A-1" & "B-1".

            The Tenant I.D. sign cannot exceed 80% of the building wall panel space available.

      D. The sign panel shall have 90 degree corners and 1" flanges. The sign background color will be painted to match the accent color on the building, as provided by the Landlord. The background color of the sign will be visible on at least one-half of the sign or as approved by SCI.

      E. The program allows for the use of a corporate logo and letter styles at the discretion of the Tenant. Final approval of logo and letter style will be by the Landlord. The logo colors are optional, however care must be taken to select colors and images that will be comparable and legible on the specified background. The color of the lettering identifying the Tenant will be PMS 342 (green) or corporate colors as approved by the Landlord.

      F. Sign layouts and colors must have written approval by the Landlord prior to fabrication. The logo, when applicable, will not exceed more than 50% of the sign face.

      G. There are two approved methods for applying the copy to the sign background:

            (1) Acrylic Urethane

            (2) Vinyl (high performance - seven year grade)

      H. A margin equal to at least one-half of the height of the type should appear to the left, right, top and bottom of the Tenant name. Margin parameters will not apply to the logo area of the sign. Neutral space between a two line sign shall be a minimum of one-third the height of the letter type The sign panel will be mounted on the building face in conformance with Landlord standards; mounting clips (minimum 1/8" x 1" x 1" x 2" long aluminum angle wired head anchors
            - no Kwick bolts allowed), no exposed fasteners through the face of the sign panel. The correct design, construction and mounting of the sign is the responsibility of the Tenant and the sign contractor. Any signage that is constructed/installed improperly shall be removed and corrected and reinstalled by the Tenant/Contractor at their expense.

      I. All signs erected within the City or County and the extra territorial jurisdiction that describe the location of a business may require a sign permit. Sign permits may require payment for:

            (1)   Site Inspection

            (2)   Construction Permit

            (3)   Application Fee

            These costs are the responsibility of the Tenant. Licensed sign contractors/companies are required to acquire these permits prior to installation of the sign. Failure to acquire permits will not release the Tenant from responsibility to acquire a permit for the sign.

V.    MONUMENT SIGN

      Monument sign will be provided by the Landlord. Tenant shall pay to provide Tenant sign letters to match Landlord standards. Refer to Exhibit "E".

VI.   MISCELLANEOUS SIGNAGE

      A. Front Door Signage: Business name, address and operating hours shall be white vinyl Helvetica Regular letter style. Landlord to approve all front door signage prior to installation.

      B.    Dock Door Numbers: Provided by Landlord. Refer to Exhibit "D".

      C.    Suite Number Signs: Provided by Landlord. Refer to Exhibit "F".

      D.    Building Address: Provided by Landlord. Refer to Exhibit "A".

VII.  TENANT SIGN SUBMISSIONS

      A. Tenant sign contractors shall submit all Working Shop Drawings and samples to the Landlord or his appointed representative for approval. Allow a minimum of ten working days, or two weeks, for Landlord review and approval.

      B. All submissions to include two (2) blueline prints, (1) reproducible and (2) samples of colors and materials. An approved copy will be returned provided all sign criteria has been met.

      C.    Shop Drawings must include:

            (1)   Full and complete dimensions

            (2) Letter style, face (color, material and thickness), returns (color, material and thickness).

VIII. APPROVALS

      No sign shall be installed without first securing the necessary permits from the appropriate governing jurisdiction. Artwork and sign location are to be approved in writing by the Landlord or their appointed representative prior to installation. Landlord reserves the right to reject any sign that does not comply with the intent and spirit of this sign criteria.

                        BUILDING CORNER ENTRY ELEVATION
                        -------------------------------
                        SCALE: 1/8" = 1' -0"




                                             SIGNAGE CRITERIA

                                             EXHIBIT A

                        BUILDING MIDDLE ENTRY ELEVATION
                        -------------------------------
                        SCALE: 1/8" = 1' -0"



                                             SIGNAGE CRITERIA

                                             EXHIBIT B

ELEVATION
1/2" = 1' -0"


                                SECTION DETAIL
                                --------------
                                HALF SCALE



                                            SIGNAGE CRITERIA

                                            EXHIBIT C

                                   ADDENDUM 1

                              BASE RENT ADJUSTMENTS

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

Base Rent shall equal the following amounts for the respective periods set forth below:

                                                                 Amount per
              Period                         Monthly Base Rent   Square Foot
              ------                         -----------------   -----------
       03/15/97 to 04/14/97                  $0.00               $0.00
       04/15/97 to 04/30/97                  $3,777.57           $4.50
       05/01/97 to 04/30/99                  $7,555.13           $4.50
       05/01/99 to 04/30/02                  $7,974.85           $4.75

* Tenant shall not be obligated to pay Operating Expenses for the first 30 days following the Commencement Date.

                                   ADDENDUM 2

                                  CONSTRUCTION
                                    (TURNKEY)

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

            (a) Landlord agrees to furnish or perform at Landlord's sole cost and expense those items of construction and those improvements (the "Tenant Improvements") specified below:

                   See Exhibit A-1 for detailed specifications.

            (b) If Tenant shall desire any changes, Tenant shall so advise Landlord in writing and Landlord shall determine whether such changes can be made in a reasonable and feasible manner. Any and all costs of reviewing any requested changes, and any and all costs of making any changes to the Tenant Improvements which Tenant may request and which Landlord may agree to shall be at Tenant's sole cost and expense and shall be paid to Landlord upon demand and before execution of the change order.

            (c) Landlord shall proceed with and complete the construction of the Tenant Improvements in accordance with Exhibit A-1 within 60 days following the lease execution date. In the event Landlord does not complete the Tenant Improvements in accordance with Exhibit A-1 within 60 days following the lease execution date, Tenant may terminate the Lease by providing Landlord written notice, unless caused by Force Majeure, or the completion of the Tenant improvements was delayed by Tenant as specified below. As soon as such improvements have been Substantially Completed, Landlord shall notify Tenant in writing of the date that the Tenant Improvements were Substantially Completed. Such date, unless as otherwise specified on the first page of the Lease as the Commencement Date in this Lease or otherwise agreed to in writing between Landlord and Tenant, shall be the "Commencement Date," unless the completion of such improvements was delayed due to any act or omission of, or delay caused by, Tenant including, without limitation, Tenant's failure to approve plans, complete submittals or obtain permits within the time periods agreed to by the parties or as reasonably required by Landlord, in which case the Commencement Date shall be the date such improvements would have been completed but for the delays caused by Tenant. The Tenant Improvements shall be deemed substantially completed ("Substantially Completed") when, in the opinion of the construction manager (whether an employee or agent of Landlord or a third party construction manager), the Premises are substantially completed except for punch list items which do not prevent in any material way the use of the Premises for the purposes for which they were intended, and a final inspection has been performed by the county inspector and allows Tenant to legally occupy the Premises for Tenant's intended use as defined in Paragraph 3 of the Lease. After the Commencement Date Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises.

            (d) The failure of Tenant to take possession of or to occupy the Premises shall not serve to relieve Tenant of obligations arising on the Commencement Date or delay the payment of rent by Tenant. Subject to applicable ordinances and building codes governing Tenant's right to occupy or perform in the Premises, Tenant shall be allowed to install its tenant improvements, machinery, equipment, fixtures, or other property on the Premises during the final stages of completion of construction provided that Tenant does not thereby interfere with the completion of construction or cause any labor dispute as a result of such installations, and provided further that Tenant does hereby agree to indemnify, defend, and hold Landlord harmless from any loss or damage to such property, and all liability, loss, or damage arising from any injury to the Project or the property of Landlord, its contractors, subcontractors, or materialmen, and any death or personal injury to any person or persons arising out of such installations, whether or not any such loss, damage, liability, death, or personal injury was caused by Landlord's negligence. Any such occupancy or performance in the Premises shall be in accordance with the provisions governing Tenant-Made Alterations and Trade Fixtures in the Lease, and shall be subject to Tenant providing to Landlord satisfactory evidence of insurance for personal injury and property damage related to such installations and satisfactory payment arrangements with respect to installations permitted hereunder. Delay in putting Tenant in possession of the Premises shall not serve to extend the term of this Lease or to make Landlord liable for any damages arising therefrom.

            (e) Except for incomplete punch list items, Tenant upon the Commencement Date shall have and hold the Premises as the same shall then be without any liability or obligation on the part of Landlord for making any further alterations or improvements of any kind in or about the Premises.

            (f) Landlord may receive from contractors and suppliers warranties covering portions of Landlord's work. Landlord agrees to assign to Tenant any warranties received by Landlord which are assignable to Tenant.

            (g) An occupancy certificate, which shall be based upon Tenant's use as defined in Paragraph 3 of the Lease, shall be obtained within 90 days following final inspection certification by the county inspector. In the event such occupancy certificate is not obtained within 90 days following final inspection by the county inspector, Tenant may terminate the Lease by providing Landlord written notice.

                                   ADDENDUM 3

                     CAP ON CONTROLLABLE OPERATING EXPENSES

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

      Tenant shall not be obligated to pay for Controllable Operating Expenses in any year to the extent they have increased by more than Eight percent (8%) per annum, compounded annually on a cumulative basis from the first calendar year during the Lease term.

      Taxes, insurance premiums, unanticipated repairs, extreme weather situations, and utility costs shall not be deemed Controllable Operating Expenses. Controllable Operating Expenses shall be determined on an aggregate basis and not on an individual basis, and the cap on Controllable Operating Expenses shall be determined on Operating Expenses as they have been adjusted for vacancy or usage pursuant to the terms of the Lease.

                                   ADDENDUM 4

                              RIGHT OF FIRST OFFER

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                         DATED FEBRUARY __, 1997 BETWEEN
                       SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

      (a) "Offered Space" shall mean immediately adjacent, contiguous bays

      (b) Provided that as of the date of the giving of Landlord's Notice, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies all of the Premises originally demised under this Lease and any premises added to the Premises, and (z) no Event of Default beyond any applicable notice and cure period is continuing as set forth in this Lease, if at any time during the Lease Term any lease for any portion of the Offered Space shall expire, then Landlord, before offering such Offered Space to anyone, other than the tenant then occupying such space (or its affiliates), shall offer to Tenant the right to include the Offered Space within the Premises on the same terms and conditions upon which Landlord intends to offer the Offered Space for lease.

      (c) Such offer shall be made by Landlord to Tenant in a written notice (hereinafter called the "First Offer Notice") which offer shall designate the space being offered and shall specify the terms which Landlord intends to offer with respect to any such Offered Space. Tenant may accept the offer set forth in the First Offer Notice by delivering to Landlord an unconditional acceptance (hereinafter called "Tenant's Notice") of such offer within 10 business days after delivery by Landlord of the First Offer Notice to Tenant. Time shall be of the essence with respect to the giving of Tenant's Notice. If Tenant does not accept (or fails to timely accept) an offer made by Landlord pursuant to the provisions of this Addendum with respect to the Offered Space designated in the First Offer Notice, Landlord shall be under no further obligation with respect to such space by reason of this Addendum.

      (d) Tenant must accept all Offered Space offered by Landlord at any one time if it desires to accept any of such Offered Space and may not exercise its right with respect to only part of such space. In addition, if Landlord desires to lease more than just the Offered Space to one tenant, Landlord may offer to Tenant pursuant to the terms hereof all such space which Landlord desires to lease, and Tenant must exercise its rights hereunder with respect to all such space and may not insist on receiving an offer for just the Offered Space.

      (e) If Tenant at any time declines any Offered Space offered by Landlord, Tenant shall be deemed to have irrevocably waived all further rights under this Addendum, and Landlord shall be free to lease the Offered Space to third parties including on terms which may be less favorable to Landlord than those offered to Tenant.

                                   ADDENDUM 5

                          ONE RENEWAL OPTION AT MARKET

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

      (f) Provided that as of the time of the giving of the Extension Notice and the Commencement Date of the Extension Term, (x) Tenant is the Tenant originally named herein, (y) Tenant actually occupies all of the Premises initially demised under this Lease and any space added to the Premises, and (z) no Event of Default exists beyond any applicable grace period as set forth in the Lease; then Tenant shall have the right to extend the Lease Term for an additional term of 3 years (such additional term is hereinafter called the "Extension Term") commencing on the day following the expiration of the Lease Term (hereinafter referred to as the "Commencement Date of the Extension Term"). Tenant shall give Landlord notice (hereinafter called the "Extension Notice") of its election to extend the term of the Lease Term at least 6 months, but not more than 12 months, prior to the scheduled expiration date of the Lease Term.

      (g) The Base Rent payable by Tenant to Landlord during the Extension Term shall be as follows.

                   04/01/02 - 03/31/03        $8,478.53/month      $5.05/s.f.
                   04/01/03 - 03/31/04        $8,478.53/month      $5.05/s.f.
                   04/01/04 - 03/31/05        $8,987.26/month      $5.30/s.f.

      (h) The Base Rent does not reduce the Tenant's obligation to pay or reimburse Landlord for Operating Expenses and other reimbursable items as set forth in the Lease, and Tenant shall reimburse and pay Landlord as set forth in the Lease with respect to such Operating Expenses and other items with respect to the Premises during the Extension Term without regard to any cap on such expenses set forth in the Lease.

      (i) Except for the Base Rent as determined above, Tenant's occupancy of the Premises during the Extension Term shall be on the same terms and conditions as are in effect immediately prior to the expiration of the initial Lease Term; provided, however, Tenant shall have no further right to any allowances, credits or abatements or any options to expand, contract, renew or extend the Lease.

      (j) If Tenant does not give the Extension Notice within the period set forth in paragraph (a) above, Tenant's right to extend the Lease Term shall automatically terminate. Time is of the essence as to the giving of the Extension Notice.

      (k) Landlord shall have no obligation to refurbish or otherwise improve the Premises for the Extension Term. The Premises shall be tendered on the Commencement Date of the Extension Term in as-is condition.

      (l) If the Lease is extended for the Extension Term, then Landlord shall prepare and Tenant shall execute an amendment to the Lease confirming the extension of the Lease Term and the other provisions applicable thereto (the "Amendment").

      (m) If Tenant exercises its right to extend the term of the Lease for the Extension Term pursuant to this Addendum, the term "Lease Term" as used in the Lease, shall be construed to include, when practicable, the Extension Term except as provided in (d) above.

                                   ADDENDUM 6

                           INDEMNIFICATION BY LANDLORD

                 ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

            Except for the negligence of Tenant, its employees, contractors, assignees or subtenants or their respective employees, agents, or contractors, and to the extent permitted by law, Landlord agrees to indemnify, defend and hold harmless Tenant, its employees, contractors and agents from and against any and all losses, damages, claims, costs, expenses and liabilities, including, without limitation, attorneys' fees, arising on account of or by reason of claims by third parties for injuries or death to persons or damages to or theft, misappropriation or loss of property resulting from any activity, work or thing done, permitted or suffered by Landlord in or about the Project or due to any other act or omission of Landlord, its employees, contractors and agents. The furnishing of insurance required hereunder shall not be deemed to limit Landlord's obligations under this Addendum 6. If a claim under the foregoing indemnity or under the indemnity contained in Paragraph 18 of the Lease is made against the indemnitee which the indemnitee believes to be covered by an indemnitor's indemnification obligations hereunder or under Paragraph 18, the indemnitee shall promptly notify the indemnitor of the claim and, in such notice shall offer to the indemnitor the opportunity to assume the defense of the claim within 10 business days after receipt of the notice (with counsel reasonably acceptable to the indemnitee). If the indemnitor timely elects to assume the defense of the claim, the indemnitor shall have the right to settle the claim on any terms it considers reasonable and without the indemnitee's prior written consent, as long as the settlement shall not require the indemnitee to render any performance or pay any consideration, and the indemnitee shall not have the right to settle any such claim. If the indemnitor fails timely to elect to assume the defense of the claim or fails to defend the claim with diligence, then the indemnitee shall have the right to take over the defense of the claim and to settle the claim on any terms the indemnitee considers reasonable. Any such settlement shall be valid as against the indemnitor. If the indemnitor assumes the defense of a claim, the indemnitee may employ its own counsel but such employment shall be at the sole expense of the indemnitee. If any such claim arises out of the negligence of both Landlord and Tenant, responsibility for such claim shall be allocated between Landlord and Tenant based on their respective degrees of negligence. This indemnity and the indemnity under Paragraph 18 does not cover claims arising from the presence or release of Hazardous Materials.

                                   ADDENDUM 7

                               CANCELLATION OPTION

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                        GRAHAM-FIELD HEALTH PRODUCTS, INC

      Provided no Event of Default shall then exist and no condition shall then exist which with the passage of time or giving of notice, or both, would constitute an Event of Default, Tenant shall have the right at any time on or before 9 months prior to the end of the third year of the Lease Term, to send Landlord written notice (the "Termination Notice") that Tenant has elected to terminate this Lease effective on the last day at the end of the third year of the Lease Term.

      If Tenant elects to terminate this Lease pursuant to the immediately preceding sentence, the effectiveness of such termination shall be conditioned upon Tenant paying to Landlord the amount equal to 6 months' Base Rent contemporaneously with Tenant's delivery of the Termination Notice to Landlord. Such amount is consideration for Tenant's option to terminate and shall not be applied to rent or any other obligation of Tenant. Landlord and Tenant shall be relieved of all obligations accruing under this Lease after the effective date of such termination but not any obligations accruing under the Lease prior to the effective date of such termination.

                                   ADDENDUM 8

                      LANDLORD'S ENVIRONMENTAL REMEDIATION

                  ATTACHED TO AND A PART OF THE LEASE AGREEMENT
                        DATED FEBRUARY __, 1997, BETWEEN
                        SECURITY CAPITAL INDUSTRIAL TRUST
                                       and
                       GRAHAM-FIELD HEALTH PRODUCTS, INC.

      If Hazardous Materials are hereafter discovered on the Premises or the Project, and the presence of such Hazardous Materials is not the result of Tenant's use of the Premises or any act or omission of Tenant or its agents, employees, contractors, subtenants or invitees, and the presence of such Hazardous Materials results in any contamination, damages, or injury to the Premises or the Project that materially and adversely affects Tenant's occupancy or use of the Premises, Landlord shall promptly take all actions at its sole expense as are necessary to remediate such Hazardous Materials and as may be required by the Environmental Requirements. Actual or threatened action or litigation by any governmental authority is not a condition prerequisite to landlord's obligations under this paragraph. Within 30 days after notification from Tenant supported by reasonable documentation setting forth such presence or release of Hazardous Materials, and after Landlord has been given a reasonable period of time after such 30-day period to conduct its own investigation to confirm such presence or release of Hazardous Materials, Landlord shall either terminate this Lease or commence to remediate such Hazardous Materials within 180 days after the completion of Landlord's investigation and thereafter diligently prosecute such remediation to completion. If Landlord fails to commence such remediation or if Landlord commences such remediation and fails to diligently prosecute same until completion, then Tenant as its sole remedy may terminate this Lease by written notice to Landlord after expiration of 30 days following a notice to Landlord that Tenant intends to terminate this Lease if Landlord does not promptly commence or diligently prosecute the remediation within such 30-day period. In addition, if, due solely to such environmental contamination, Tenant is unable, in the reasonable judgment of Landlord and Tenant, to materially and substantially operate its business at the Premises, rent and all other sums due from Tenant to Landlord shall abate commencing on the date that Tenant was unable to materially and substantially operate its business at the Premises. In addition, if Tenant is not able to materially and substantially operate its business at the Premises for a period of 180 days from the date of the environmental contamination, Tenant may, upon 30 days prior written notice to Landlord, terminate this Lease. Notwithstanding anything herein to the contrary, if Landlord obtains a letter from the appropriate governmental authority that no further remediation is required prior to the effective date of any such termination, such termination shall be null and void and this Lease shall remain in full force and effect.